UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2016, MGM China Holdings Limited (“MGM China”), an indirect majority-owned subsidiary of MGM Resorts International (the “Company”), and MGM Grand Paradise, S.A., a wholly owned subsidiary of MGM China (“MGM Grand Paradise,” and together with MGM China, the “Borrowers”), entered into a third supplemental agreement (the “Supplement”), by and among the Borrowers, the guarantors named therein and Bank of America, N.A., as facility agent, which effected certain amendments to the Second Amendment and Restated Credit Agreement, dated June 9, 2015, by and among the Borrowers and certain Lenders and Arrangers party thereto.

The Supplement amended the leverage ratio definitions to (i) include the MGM Cotai EBITDA on an annualized basis and (ii) increase the permitted maximum leverage ratios. In addition, the Supplement provided flexibility to pay up to $150 million permitted restricted payments for each consecutive 12 month period while the pro forma leverage ratio (as defined in the Amended and Restated Credit Agreement) is in excess of 4.00:1.00.

The representations, warranties and covenants contained in the Supplement were made only for purposes of the Supplement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Supplement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Supplement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Supplement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Borrowers.

The foregoing description of the Supplement is qualified in its entirety by reference to the Supplement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

10.1	Third Supplemental Agreement, by and among MGM China Holdings Limited, MGM Grand Paradise, S.A., the guarantors named therein, and Bank of America, N.A., as facility agent, dated February 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2016

MGM Resorts International

By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Third Supplemental Agreement, by and among MGM China Holdings Limited, MGM Grand Paradise, S.A., the guarantors named therein, and Bank of America, N.A., as facility agent, dated February 2, 2016

4